THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Core IncomeSM Variable Annuity

Supplement dated July 26, 2022 to the Updating Summary Prospectus dated May 1, 2022

This supplement serves as a reminder that the Lincoln iShares® Fixed Income Allocation Fund, the Lincoln iShares® Global Growth Allocation Fund, and the Lincoln iShares® U.S. Moderate Allocation Fund will be liquidated on or about August 5, 2022, and as a result, will no longer be available as investment options under your contract.  If you have invested in one or more of these funds, you still have the opportunity to transfer all Contract Value out of that fund and into another Subaccount within your contract prior to the close of business on August 4, 2022. Such transfers will be free of charge and will not count towards the number of transfers permitted per contract year. Since there are no surrender charges on this contract, there will be no such charges on the transfer.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the LVIP Government Money Market Fund Subaccount on August 5, 2022. Once this transfer occurs, any future allocations of purchase payments and/or contract value (or Account Value under i4LIFE® Advantage) that you previously designated to a Lincoln iShares® Fund Subaccount will be allocated to the LVIP Government Money Market Fund Subaccount. This investment will become your allocation instructions until you tell us otherwise. For complete details regarding these fund liquidations, please refer to the funds’ prospectuses.

Please retain this supplement for future reference.